UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

[X] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14(c)-5(d)(2))
[   ] Definitive Information Statement

SMSA PALESTINE ACQUISITION CORP.
(Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required
[   ] Fee Computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, schedule, or registration statement number:

3.	Filing party:

4.	Date filed:

SMSA PALESTINE ACQUISITION CORP.
Shuinan Industrial Area, Songxi County
Fujian Province 353500, China

NOTICE OF ACTION BY
WRITTEN CONSENT OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUIRED TO SEND US A PROXY

Dear Shareholder:

          This Information Statement is being furnished by the board of directors of SMSA Palestine Acquisition Corp., a Nevada corporation, to holders of record of the company’s common stock, $0.001 per share, at the close of business on _______________, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The purpose of this Information Statement is to inform the company’s shareholders of actions taken by written consent of the holders of a majority of the company’s voting stock dated October 8, 2010. This Information Statement shall be considered the notice required under Section 78.370 of the Nevada Revised Statutes.

          The actions taken by written consent of the holders of a majority of the company’s voting stock will not become effective until at least 20 days after the mailing of this Information Statement.

          THIS IS NOT A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

Date: October 12, 2010

By order of the board of directors:

/s/ Zhan Youdai

Zhan Youdai
Chief Executive Officer and Director

SMSA PALESTINE ACQUISITION CORP.
Shuinan Industrial Area, Songxi County
Fujian Province 353500, China

_______________________________

INFORMATION STATEMENT
________________________________

Introduction

          SMSA Palestine Acquisition Corp., Inc., a Nevada corporation, with its principal executive offices located at Shuinan Industrial Area, Songxi County, Fujian Province 353500, China, is sending you this Information Statement to notify you of actions that the holders of a majority of the company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of shareholders. References in this Information Statement to the “Company,” “our company,” “us,” “we,” or “our” are to SMSA Palestine Acquisition Corp., a Nevada corporation.

          Copies of this Information Statement are being mailed on or before _______________, 2010 to the holders of record on _______________, 2010 (the “Record Date”) of the outstanding shares of our common stock.

General Information

          The following actions were authorized by the written consent of the holders of a majority of the Company’s outstanding voting capital stock, in lieu of a special meeting, on October 8, 2010:

1.	An amendment to our articles of incorporation to change the name of our company to Asia Green Agriculture Corporation.

2.	An amendment to our articles of incorporation to increase the authorized common stock of the Company from one hundred million (100,000,000) shares to two hundred million (200,000,000) shares.

3.	An amendment to our articles of incorporation to effect a forward stock split at a ratio of two and a half (2.5) shares for each one (1) share currently outstanding (the “Forward Stock Split”).

4.	Adoption of the Company’s 2010 Stock Incentive Plan (the “2010 Plan”).

          On October 8, 2010, the board of directors of the Company unanimously adopted resolutions approving the amendments to our articles of incorporation (the “Charter Amendment”) and the 2010 Plan.

          Each share of the Company’s common stock entitles its holder to one vote on each matter submitted to shareholders of the Company. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by written consent, no other consents are solicited in connection with this Information Statement. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the amendments to our articles of incorporation will become effective on their filing with the Nevada Secretary of State which can occur no less than 20 calendar days after the mailing of this Information Statement, which will be approximately _______________, 2010.

          We recommend that you read this Information Statement in its entirety for a full description of the Charter Amendment and the 2010 Plan.

          Expenses incurred in connection with the distribution of this Information Statement will be paid by the Company. The Company will request brokerage houses, nominees, custodian, fiduciaries and other similar persons or entities to forward this Information Statement to beneficial owners of its voting securities held of record by them, and the Company will reimburse those persons or entities for out-of-pocket expenses incurred in forwarding the Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

VOTES REQUIRED; MANNER OF APPROVAL

Actions By Written Consent

          Under Section 78.370 of the Nevada Revised Statutes (the “NRS”) and our bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a shareholder vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting consented to such action in writing. Prompt notice of any action so taken by written consent must be provided to all shareholders.

          As of the Record Date, 14,729,756 shares of our common stock were issued and outstanding with the holders thereof being entitled to cast one vote per share. As of the Record Date and the date the Charter Amendment and the 2010 Plan was approved by written consent of the Majority Shareholder, Cai Yango (the “Majority Holder”), held 8,987,027 shares of our common stock, which represented approximately 61% of the shares outstanding.

Certificate of Amendment to Articles of incorporation

          Under Section 78.390 of the NRS and our bylaws, approval of the Charter Amendment including approval of the name change, the Forward Stock Split and the increase in authorized common stock requires the affirmative vote of the holders of a majority of the voting power of our common stock.

          In accordance with the NRS and our bylaws, acting by written consent, the Majority Holder approved the Charter Amendment. As a result, no additional vote or consent is required by our other shareholders to approve the adoption of the Charter Amendment.

2010 Stock Incentive Plan

          The Majority Holder, acting by written consent, approved the 2010 Plan. As a result, no additional vote or consent is required by our other shareholders to approve the adoption of the 2010 Plan.

Dissenters’ Rights

          Shareholders do not have any dissenters’ rights or appraisal rights in connection with the approval of the Charter Amendment or the 2010 Plan.

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OUR COMPANY TO ASIA GREEN AGRICULTURE CORPORATION

          Our board of directors and our Majority Shareholder have approved an amendment to our articles of incorporation to change the name of our company from “SMSA Palestine Acquisition Corp.” to “Asia Green Agriculture Corporation” on October 8, 2010.

          Our board of directors and the Majority Shareholder believe that changing our corporate name to Asia Green Agriculture Corporation more accurately reflects our business and will result in better name recognition for our company. The “SMSA Palestine Acquisition Corp.” does not relate to our business model and, subsequent to the exchange agreement dated August 20, 2010 in which we acquired our operating subsidiary, there is no longer a need for the “SMSA Palestine Acquisition Corp.” name.

          The certificate of amendment to our articles of incorporation that effects the name change and the other amendments to our articles of incorporation discussed in this Information Statement is attached as Appendix A (the “Charter Amendment”). The Charter Amendment is subject to revision for such changes as may be required by the Nevada Secretary of State. The Charter Amendment will become effective upon its filing with the Secretary of State of Nevada, which filing will not occur until at least 20 calendar days after the mailing of this Information Statement. We expect to file the Charter Amendment with the Secretary of State of Nevada promptly following the lapse of such 20-day period.

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

          Our board of directors and our Majority Shareholder approved an amendment to our articles of incorporation to increase the authorized common stock from one hundred million (100,000,000) shares to two hundred million (200,000,000) shares on October 8, 2010.

          The terms of the additional shares of common stock will be identical to those of our other shares of common stock. The authorization and subsequent issuance of additional shares of common stock may reduce the percentage of ownership interest of our current shareholders in the total outstanding shares of common stock. The increase in the authorized common stock and the creation of the additional shares of authorized common stock will not otherwise alter the relative rights and limitations of our current shareholders.

Reason for Increase of Authorized common stock

          The board of directors and our Majority Shareholder approved the increase in authorized common stock in order to ensure that we had sufficient shares of common stock for several reasons.

          First, we need a sufficient number of authorized shares of common stock to give effect to the forward stock split at a ratio of two and a half (2.5) shares for one (1) share, which is discussed in detail below. As of the Record Date and prior to the effectiveness of the forward stock split, we have 14,729,756 shares outstanding. After the forward stock split becomes effective, we will have 36,824,390 shares of common stock outstanding.

          Second, we need a sufficient number of authorized shares of common stock reserved for issuance under outstanding warrants and the 2010 Plan. After giving effect to the forward stock split, we will have 1,309,100 shares reserved pursuant to outstanding warrants. The 2010 Plan will have, after giving effect to the forward stock split, 5,500,000 authorized shares of common stock reserved for issuance under the 2010 Plan. The 2010 Plan is described in detail below.

          Third, we want to provide our company with an increased reserve of authorized shares of common stock so that we would have the ability to issue shares from time to time as may be appropriate for proper business purposes. After giving effect to the forward stock split and all shares reserved for issuance under outstanding warrants and the 2010 Plan, we would have 156,366,510 unreserved shares of authorized common stock available for issuance.

Reasons Why We May Issue Stock in the Future

          The increased reserve of shares available for issuance may be used to facilitate public or private financings. If required operating funds cannot be generated by operations, we may need to, among other things, issue and sell unregistered or registered common stock, or securities convertible into common stock, in private transactions. We have no plans or agreements in place for any financing at this time, but the increased reserve would give our board of directors additional shares which could be issued to raise additional capital in the future.

          The increased reserve of common stock available for issuance would also give us the flexibility of using common stock as consideration in acquiring other businesses. Such acquisitions may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific acquisition for which the authorized shares would be issued.

          The flexibility given to our board of directors to issue additional shares of common stock could also enhance our ability to negotiate on behalf of our shareholders in a takeover situation and have an anti-takeover effect. The authorized but unissued shares of common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Shareholders should therefore be aware that approval of this proposal could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices. The increase in our authorized capital stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of our Company.

          The availability of additional shares of common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time and expense of seeking shareholder approval in connection with the contemplated action.

Effect on Authorized Preferred Stock

          Our articles of incorporation provide that our company is authorized to issue up to ten million (10,000,000) shares of preferred stock. The Charter Amendment will not affect the number of authorized preferred stock. After the filing of the Charter Amendment with the Nevada Secretary of State, we will have total authorized capital stock of two hundred ten million (210,00,000) shares, which will include two hundred million (200,000,000) shares of common stock and ten million (10,000,000) shares of preferred stock.

Effects of Increase

          The additional authorized but unissued shares of common stock may generally be issued from time to time for such proper corporate purposes as may be determined by our board of directors, without further action or authorization by our shareholders, except for some limited circumstances where shareholder approval is required by law or the listing standards of any stock exchange on which our common stock may be listed at such time. Our board of directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or rules.

          The possible future issuance of shares of equity securities consisting of common stock or securities convertible into common stock could affect our current shareholders in a number of ways. In general, the issuance of new shares of common stock will cause immediate dilution of the ownership interests of and the voting power of our existing shareholders, may affect the amount of dividends, if any, paid to such shareholders and may reduce the share of the proceeds of our company that they would receive upon the future liquidation, if any, of our company.

          In addition, the future issuance of shares of equity securities could:

•

dilute the market price of our common stock, to the extent that the shares of common stock are issued and sold at prices below current trading prices of the common stock, or if the issuance consists of equity securities convertible into common stock, to the extent that the securities provide for the conversion into common stock at prices that could be below current trading prices of the common stock;

•	dilute the earnings per share, if any, and book value per share of the outstanding shares of common stock; and

•	make the payment of dividends on common stock, if any, potentially more expensive.

Filing of the Charter Amendment with the Nevada Secretary of State

          The certificate of amendment to our articles of incorporation that effects the increased in authorized common stock and the other amendments to our articles of incorporation discussed in this Information Statement is attached as Appendix A (the “Charter Amendment”). The Charter Amendment is subject to revision for such changes as may be required by the Nevada Secretary of State. The Charter Amendment will become effective upon its filing with the Secretary of State of Nevada, which filing will not occur until at least 20 calendar days after the mailing of this Information Statement. We expect to file the Charter Amendment with the Secretary of State of Nevada promptly following the lapse of such 20-day period.

AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT FORWARD STOCK SPLIT

          Our board of directors and our Majority Shareholder approved an amendment to our articles of incorporation to effect a forward split of all issued and outstanding shares of common stock at a ratio of two and a half (2.5) shares for one (1) share (the “Forward Stock Split”) on October 8, 2010.

          Though the Forward Stock Split will not change the number of authorized shares of common stock, our board of directors and our Majority Shareholder have also approved a resolution to effect an amendment to our articles of incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, as discussed in more detail above. Except for any changes as a result of the treatment of fractional shares, each shareholder of our company will hold the same percentage of common stock outstanding immediately following the Forward Stock Split as such shareholder held immediately prior to the Forward Stock Split.

          The following table illustrates the effect the Forward Stock Split and the increase in authorized shares will have on the Company’s capitalization.

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Articles of Incorporation	Number of shares of common stock authorized and reserved for issuance (1)	Number of shares of common stock authorized but unreserved for issuance
Before Forward Stock Split	14,729,756	100,000,000	2,723,640	82,546,604
After Forward Stock Split and Increase in Authorized Shares	36,824,390 (2)	200,000,000	6,809,100	156,366,510

__________________________________________
(1) This includes shares issuable upon exercise of outstanding warrants and awards issuable under the 2010 Plan.

(2) The number of shares of common stock issued and outstanding after the Forward Stock Split may be higher by an immaterial amount to account for the rounding up of fractional shares as discussed below.

Reasons for Adopting the Forward Stock Split

          Our board of directors and our Majority Shareholder believe that the Forward Stock Split is in the best interests of our company because the Forward Stock Split will create more round lot holders of our common stock and may increase the liquidity of our common stock. Round lot holders are shareholders holding one hundred or more shares of our common stock. Both the number of round lot holders and the liquidity of the Company are important considerations for national stock exchanges when evaluating whether or not to list the Company. Although the Company plans to apply to a national stock exchange for the listing of its common stock in the future, there can be no assurance that a national stock exchange will accept the Company for listing. There is also no assurance that the Forward Stock Split will increase liquidity in the trading of the Company’s common stock.

Certain Risks Associated With the Forward Stock Split

          There can be no assurance that the total market capitalization of the Company’s common stock after the proposed Forward Stock Split will be equal to or greater than the market capitalization of the Company’s common stock before the Forward Stock Split. There also can be no assurance that the market price per share of the Company’s common stock after the Forward Stock Split will rise or remain constant in proportion to the price increase for the old shares of the Company’s common stock outstanding before the Forward Stock Split.

Fractional Shares

          The Company will not issue fractional shares in connection with the Forward Stock Split. Any fractional shares of common stock resulting from the Forward Stock Split will “round up” to the nearest whole number. The rounding up of fractional shares will not have a material impact on any of our shareholders’ proportionate equity interest in the Company. The rounding up of a fractional share will increase a shareholder’s proportional ownership in the Company by less than 0.00001% .

Accounting Matters

          The Forward Stock Split will not affect the par value of the Company’s common stock. As a result, as of the effective time of the Forward Stock Split, the stated capital on the Company’s balance sheet attributable to the Company’s common stock will be increased proportionately based on the Forward Stock Split ratio and the additional paid-in capital account will be credited with the amount by which the stated capital is increased. The per share net income or loss and net book value of the Company’s common stock will be affected because there will be a greater number shares of the Company’s common stock outstanding.

Procedure for Effecting the Forward Stock Split

          Upon effectiveness of the Forward Stock Split, each outstanding share of the Company (the “Old Shares”) will automatically be converted on the effective date at the applicable Forward Stock Split ratio (the “New Shares”).

          It will not be necessary for shareholders of the Company to exchange their existing stock certificates. After the effective date, stock certificates representing the difference between the New Shares and the Old Shares will be sent to our registered shareholders who hold stock certificates.

          Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a shareholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive New Shares. If a shareholder is entitled to New Shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of shares of common stock held following the Forward Stock Split.

Federal Income Tax Consequences of the Forward Stock Split

          The following is a summary of certain material federal income tax consequences of the Forward Stock Split. The following does not purport to be a complete discussion of all of the possible federal income tax consequences of the Forward Stock Split and is included for general information only. Further, the following does not address any state, local or foreign income or other tax consequences. Also, the following does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities.

          The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with a tax advisor with respect to the tax consequences of the Forward Stock Split.

          No gain or loss should be recognized by a shareholder upon such shareholder’s exchange of Old Shares for New Shares pursuant to the Forward Stock Split. The aggregate tax basis of the New Shares received in the Forward Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the shareholder’s aggregate tax basis in the Old Shares exchanged therefor. The shareholder’s holding period for the New Shares will include the period during which the shareholder held the Old Shares surrendered in the Forward Stock Split.

APPROVAL OF THE 2010 STOCK INCENTIVE PLAN

          Our board of directors and our Majority Shareholder approved our 2010 Stock Incentive Plan (the 2010 Plan) on October 8, 2010.

          As of October 8, 2010, the fair market value of a share of our common stock was $10.00 as determined by the closing price of our common stock on the Over The Counter Bulletin Boards on October 8, 2010.

          The 2010 Plan permits the discretionary award of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), restricted stock, stock units and/or stock appreciation rights (“SARs”) to our employees, directors and consultants (the “Selected Employees”). Such awards may be granted beginning October 8, 2010 and continuing through October 8, 2020 or the earlier termination of the 2010 Plan, subject to the number of available shares remaining in the 2010 Plan.

Reasons for Adopting the 2010 Stock Incentive Plan

          The purpose for adopting the 2010 Plan is so that we can provide long-term incentives to Selected Employees who are responsible for our success and growth. Increased stock ownership by Selected Employees will further align their interests with the interests of our external stockholders and will assist us in attracting and retaining talented employees. Specifically, our board of directors and Majority Shareholder considered the following points, among others, when adopting the 2010 Stock Incentive Plan.

•

Achieving superior long-term results for our stockholders is one of our primary objectives and therefore it is essential that employees think and act like owners. Stock ownership helps enhance the alignment of the long-term economic interests of our employees with those of our stockholders.

•

Our employees are our most valuable asset. Our ability to grant equity compensation awards is vital to attract and retain a talented management team and other talented and experienced individuals in a competitive marketplace. If we did not adopt the 2010 Plan, we believe we would be at a competitive disadvantage in each of these areas and would need to resort to providing increased short-term incentive, direct immediate compensation, such as cash payments or other compensation arrangements, to prevent a loss of talented executives and other employees, and to continue to attract high caliber employees for our future needs. Should this happen, we would face higher compensation costs, which could limit our earnings per share growth.

•

A balanced approach to executive compensation, using a mix of salaries, performance-based bonus incentives and long-term equity incentives, helps prevent management from making decisions that favor short-term results over longer-term stability and profitability.

Effect of Stockholder Approval of the 2010 Plan

          The approval of the 2010 Plan by our Majority Shareholder has enabled stock options, SARs, stock units and restricted stock grants to employees covered by Internal Revenue Code (“Code”) Section 162(m) to be eligible to qualify as tax-deductible, performance-based compensation and ISO grants to employees to qualify for favorable federal income tax treatment under Code Section 422.

Text of 2010 Plan

          The complete text of the 2010 Plan is attached as Appendix B to this Information Statement. Stockholders are urged to review the 2010 Plan together with the following information, which is qualified in its entirety by reference to Appendix B. If there is any inconsistency between this Information Statement and the 2010 Plan terms, or if there is any inaccuracy in this Information Statement, the terms of the 2010 Plan shall govern.

Key Features of the 2010 Plan

          Certain key features of the 2010 Plan are summarized as follows:

•

The 2010 Plan will have up to a maximum aggregate of 2,200,000 common shares reserved for issuance prior to the Forward Stock Split. The maximum number of shares that may be issued pursuant to the exercise of ISOs is also 2,200,000 common shares. The 2010 Plan also provides that the board of directors may annually increase these share limits pursuant to a formula as more fully described below.

•	If not terminated earlier by the board of directors, the 2010 Plan will terminate on October 8, 2020.

•

The 2010 Plan is generally administered by a committee comprised solely of members of the board of directors, which will be the Compensation Committee unless otherwise designated by the board of directors (“2010 Plan Committee”).

•

Employees, directors and consultants are eligible to receive awards. The 2010 Plan Committee has the discretion to determine (i) who shall receive any awards and (ii) the terms and conditions of such awards.

•

Awards can be nonstatutory stock options, incentive stock options, restricted stock, stock units and/or stock appreciation rights. Stock options and stock appreciation rights may not be granted with a per share exercise price that is below the fair market value of a share of our common stock on the date of grant.

•	Awards can qualify as tax deductible “qualified performance-based compensation” within the meaning of Code Section 162(m).

Description of the 2010 Plan

          Background and Purpose of the 2010 Plan. The purpose of the 2010 Plan is to promote our long-term success and the creation of stockholder value by:

•	attracting and retaining the services of employees, directors and certain key service providers who would be eligible to receive grants as Selected Employees;

•	aligning Selected Employees’ interests with stockholders through compensation that is based upon the performance of our common stock;

•	motivating Selected Employees, through the award of equity compensation grants, to achieve long-term performance goals; and

•	providing a vehicle to grant equity compensation awards which allows us to provide a balanced mix of compensation arrangements for our Selected Employees.

          The 2010 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NSOs), (2) stock appreciation rights (SARs), (3) restricted stock, and (4) stock units.

          Eligibility to Receive Awards. Employees, directors and consultants of ours and certain of our affiliated companies are eligible to receive awards under the 2010 Plan. The 2010 Plan Committee determines, in its discretion, the Selected Employees who will be granted awards under the 2010 Plan.

          Administration of the 2010 Plan. The 2010 Plan will be administered by the 2010 Plan Committee which will consist of members of our board of directors. To the extent required, the members of the 2010 Plan Committee must be independent “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and “outside directors” under Section 162(m) of the Code. Subject to the terms of the 2010 Plan, the 2010 Plan Committee has the sole discretion, among other things, to:

•	select the individuals who will receive awards;

•	determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

•	correct any defect, supply any omission, or reconcile any inconsistency in the 2010 Plan or any award agreement;

•

accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards, re-price outstanding stock options or SARs, at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2010 Plan;

•	adopt subplans or otherwise provide for awards to enable participation by our non-U.S. employees and those of any of our foreign subsidiaries and affiliates;

•	offer to buy out from participants their outstanding awards; and

•	interpret the provisions of the 2010 Plan and outstanding awards.

          Decisions by the 2010 Plan Committee will be binding and will be afforded the maximum deference provided by law. The members of the board of directors, the 2010 Plan Committee and their delegates shall be indemnified by the Company to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2010 Plan. The 2010 Plan Committee may suspend or terminate a participant’s award if it is determined that the participant has committed an act that would permit the Company to terminate his/her service for cause. Additionally, awards may be subject to any policy that the board of directors may implement on the recoupment of compensation (referred to as a “clawback” policy).

          Shares Subject to the 2010 Plan. The maximum number of common shares that can be issued under the 2010 Plan (or which can be issued pursuant to the exercise of ISOs), prior to accounting for the Forward Stock Split, is 2,200,000 shares. However, upon the effectiveness of the Forward Stock Split, the 2010 Plan Committee is obligated under the terms of the 2010 Plan to adjust the various share figures in the 2010 Plan consistent with the effect of the Forward Stock Split on the Company’s capitalization. Therefore, following the Forward Stock Split, the 2010 Plan Committee will increase the maximum number of common shares that can be issued under the 2010 Plan (and pursuant to the exercise of ISOs) to 5,500,000 shares and will make similar proportionate adjustments to other share limits recited in the 2010 Plan.

          The maximum share issuance limits set forth in the preceding paragraph may also automatically increase on each January 1, commencing on January 1, 2011, by the lesser of: (i) four percent (4%) of the total number of Company common shares issued and outstanding as of the preceding December 31st, (ii) 750,000 shares, or (iii) an amount determined by our board of directors. As noted in the preceding paragraph, the 750,000 share figure referenced in clause (ii) will be increased to 1,875,000 shares by the 2010 Plan Committee upon the effectiveness of the Forward Stock Split.

          Shares underlying forfeited or terminated awards will become available again for issuance under the 2010 Plan without counting against the share limit and shares that are utilized to pay an award’s exercise price or tax withholding obligations shall also not count against the 2010 Plan’s share limit.

Types of Awards

          Awards issued under the 2010 Plan will be evidenced by a written agreement executed by and between the Company and the Selected Participant. Such written agreement will recite the specific terms and conditions of the award.

          Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The 2010 Plan Committee will determine the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant of the stock option.

          Stock options granted under the 2010 Plan may be either ISOs or NSOs. As required by the Code and its applicable regulations, ISOs are subject to various limitations not imposed on NSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of a share of our common stock on the date of grant and such ISO must expire not later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust.

          A stock option granted under the 2010 Plan generally cannot be exercised until it becomes vested. The 2010 Plan Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term life for stock options granted under the 2010 Plan may not exceed ten years from the date of grant although the 2010 Plan Committee may establish a shorter period at its discretion.

          The exercise price of each stock option granted under the 2010 Plan must be paid in full at the time of exercise, either with cash or through a broker-assisted “cashless” exercise and sale program, or through another method approved by the 2010 Plan Committee. The optionee must also make arrangements to pay any taxes that we are required to withhold at the time of exercise.

          Stock Appreciation Rights (“SARs”). A SAR is the right to receive, upon exercise, an amount equal to the difference between the aggregate fair market value of the exercised shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The 2010 Plan Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant), the vesting and the term of the SAR. The maximum term life for SARs granted under the 2010 Plan may not exceed ten years from the date of grant subject to the discretion of the 2010 Plan Committee to establish a shorter period. The 2010 Plan Committee may determine that a SAR will only be exercisable if performance goals established by the 2010 Plan Committee are satisfied. Settlement of a SAR may be in shares of common stock or in cash, or any combination thereof, as the 2010 Plan Committee may determine.

          Restricted Stock. Awards of restricted stock are shares of common stock that vest in accordance with terms and conditions established by the 2010 Plan Committee. The 2010 Plan Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the 2010 Plan Committee may impose whatever conditions to vesting it determines to be appropriate. For example, the 2010 Plan Committee may determine that an award of restricted stock will vest only if performance goals established by the 2010 Plan Committee are satisfied.

          Stock Units. Stock units are the right to receive an amount equal to the fair market value of the shares covered by the stock unit at some future date after the date of grant. The 2010 Plan Committee will determine all of the terms and conditions of an award of stock units, including the vesting period. After a stock unit becomes vested, the Selected Participant who holds such stock unit will become entitled to receive an amount equal to the fair market value of the underlying share on the settlement date. The 2010 Plan Committee may determine that an award of stock units will vest only if performance goals established by the 2010 Plan Committee are satisfied. Payment for vested stock units may be in shares of common stock or in cash, or any combination thereof, as the 2010 Plan Committee may determine. Settlement of stock units shall generally occur within thirty days of vesting unless the Selected Participant has timely elected to defer such compensation.

           Performance Conditions and Annual Grant Limits. The 2010 Plan specifies performance conditions that the 2010 Plan Committee may include in awards intended to qualify as performance-based compensation under Code Section 162(m). These performance condition criteria shall be limited to one or more of the following target objectives involving us or a subsidiary or affiliate of ours: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization, or EBITDA; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) economic value added, or EVA; (xiv) stock price; (xv) price/earnings ratio; (xvi) debt or debt-to-equity; (xvii) accounts receivable; (xviii) writeoffs; (xix) cash; (xx) assets; (xxi) liquidity; (xxii) operations; (xxiii) research or related milestones; (xxiv) business development; (xxv) intellectual property (e.g., patents); (xxvi) product development; (xxvii) regulatory activity; (xxviii) information technology; (xxix) financings; (xxx) product quality control; (xxxi) management; (xxxii) human resources; (xxxiii) corporate governance; (xxxiv) compliance program; (xxxv) legal matters; (xxxvi) internal controls; (xxxvii) policies and procedures; (xxxviii) accounting and reporting; (xxxix) strategic alliances, licensing and partnering; (xl) site, plant or building development; (xli) mergers and acquisitions or divestitures; and/or (xlii) Company advancement milestones.

           Including one or more of the foregoing performance conditions in awards of restricted stock and stock units to Covered Employees (as defined below) can permit these awards to qualify as performance-based compensation. Certain other awards, such as stock options or SARs, may qualify as performance-based compensation under Code Section 162(m) without including of any of the above performance criteria.

          Approval of the material terms of the 2010 Plan (which consists of participant eligibility, the foregoing specified performance condition criteria and the numerical limitations on the magnitude of grants) by stockholders is necessary for grants to Covered Employees to qualify for the performance-based compensation exception to the income tax deduction limitations of Section 162(m) of the Code. Qualified performance-based compensation approved by stockholders is not subject to the Code Section 162(m) deduction limit. In this regard, the 2010 Plan imposes an individual annual grant limit on awards that are intended to constitute qualified performance-based compensation under Code Section 162(m) at 750,000 shares. This share limit is increased to 1,500,000 shares for awards that are granted in the fiscal year the Covered Employee commences employment or when an employee first becomes a Covered Employee. Upon the effectiveness of the Forward Stock Split, these share limits will be increased to 1,875,000 shares and 3,750,000 shares, respectively.

          However, it is impossible to be certain that all 2010 Plan Awards or any other compensation paid by the Company to Covered Employees will be tax deductible. Further, the 2010 Plan does not preclude the Compensation Committee from making other compensation payments outside of the 2010 Plan to Covered Employees even if such payments do not qualify for tax deductibility under Code Section 162(m). See also the section under the heading “Internal Revenue Code Section 162(m) Limits” below for further information on Code Section 162(m).

          Non-Employee Director Fees. The 2010 Plan provides that, upon affirmative implementation by the board of directors, non-employee directors may elect to receive from fifty percent to all of their annual retainer fees in the form of stock or stock units rather than cash. Payment of fees in the form of stock or stock units further aligns directors interests with those of stockholders.

          Limited Transferability of Awards. Awards granted under the 2010 Plan generally are not transferrable other than upon death. However, the 2010 Plan Committee may in its discretion permit the transfer of awards other than ISOs. Generally, where transfers are permitted, they will be permitted only by gift to a member of the Selected Participant’s immediate family or to a trust or other entity for the benefit of the member(s) of the Selected Participant and/or his or her immediate family.

          Termination of Employment, Death or Disability. The 2010 Plan Committee determines the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations due to cause, resignation, death, disability or retirement, and the status of the award as vested or unvested, unless the Award agreement or a Selected Participant’s employment agreement provides otherwise.

          Adjustments upon Changes in Capitalization. In the event of a stock split of our outstanding shares (such as the Forward Stock Split), stock dividend, dividend payable in a form other than shares in an amount that has a material effect on the price of the shares, consolidation, combination or reclassification of the shares, recapitalization, spin-off, or other similar occurrence, then the maximum share issuance limits set forth in the 2010 Plan, the number and class of shares issued under the 2010 Plan and subject to each award, the exercise prices of outstanding SARs and stock options, as well as the number and class of shares available for issuance under the 2010 Plan, shall each be equitably and proportionately adjusted by the 2010 Plan Committee.

          Corporate Transaction. In the event that we are a party to a merger or other reorganization, outstanding 2010 Plan awards will be subject to the agreement of merger or reorganization. Such agreement may provide for (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption of the outstanding awards by the surviving corporation or its parent, (iii) full exercisability or full vesting, and/or (iv) cancellation of outstanding awards with or without consideration, in all cases with or without consent of Selected Employees. The board of directors or 2010 Plan Committee need not adopt the same rules for each award or Selected Participant. The 2010 Plan Committee will decide the effect of a change in control of the Company on outstanding awards. The 2010 Plan Committee may, among other things, provide that awards will fully vest upon a change in control, or upon a change in control followed by an involuntary termination of employment within a certain period of time.

          Term of the 2010 Plan. The 2010 Plan will continue in effect until October 8, 2020, or until earlier terminated by our board of directors.

          Governing Law. The 2010 Plan shall be governed by the laws of the State of Nevada, except for Nevada’s conflict of law provisions.

          Amendment and Termination of the 2010 Plan. The board of directors generally may amend or terminate the 2010 Plan at any time and for any reason, except that stockholder approval must be obtained to the extent required by applicable laws and a Selected Participant must provide his/her consent if such an amendment would impair his/her rights under then outstanding awards.

Certain Federal Income Tax Information

          The following is a general summary, as of September 1, 2010, of the federal income tax consequences to us and to U.S. participants for awards granted under the 2010 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2010 Plan.

           Incentive Stock Options. For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the participant for more than one year. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the participant’s regular income tax for the year.

          Nonstatutory Stock Options. A participant who receives an NSO generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be short- or long-term capital gain or loss, depending on whether the shares had been held by the participant for more than one year.

          Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares received would be a short- or long-term capital gain or loss, depending on whether the shares had been held by the participant for one year or more.

          Restricted Stock. A participant will generally not have taxable income upon the grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares or cash received minus any amount paid for the shares.

           Stock Units. No taxable income is generally reportable when unvested stock units are granted to a participant. Upon settlement of the vested stock units, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the vested stock units.

          Income Tax Effects for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2010 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an NSO).

          Internal Revenue Code Section 162(m) Limits. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to our principal executive officer and each of the other three most highly compensated officers (other than the principal financial officer) (“Covered Employees”). The 2010 Plan is intended to enable certain awards to constitute performance-based compensation not subject to the annual deduction limitations of Section 162(m) of the Code. However, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the board of directors has not adopted a policy that all compensation must be tax deductible under Code Section 162(m).

          Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2010 Plan (such as stock units). The intent is for the 2010 Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

New Plan Benefits

          All 2010 Plan awards will be granted at the 2010 Plan Committee’s discretion, subject to the limitations described in the 2010 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2010 Plan are not presently determinable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          Our common stock is the only class of equity security that is currently outstanding and entitled to vote at a meeting of the Company’s shareholders. Each share of common stock entitles the holder thereof to one (1) vote.

          The following table sets forth, as of October 8, 2010, information with respect to the securities holdings of (i) our officers and directors and (ii) all persons which, pursuant to filings with the SEC and our stock transfer records, we have reason to believe may be deemed the beneficial owner of more than five percent (5%) of the common stock. The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty (60) days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 14,729,756 shares of common stock outstanding as of October 8, 2010, as well as 523,640 warrants to purchase common stock which may be exercised within sixty (60) days of October 8, 2010.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Officers and Directors
Zhan Youdai Shuinan Industrial Area, Songxi County, Fujian Province 353500, China	--	*
Tsang Yin Chiu Stanley Shuinan Industrial Area, Songxi County, Fujian Province 353500, China	--	*
Zhang He Shuinan Industrial Area, Songxi County, Fujian Province 353500, China	--	*
All directors and executive officers as a group (3 persons)	--	*
5% Shareholders
Cai Yangbo Room 2105, West tower, Shun Tak Centre 200 Connaught Road Central, Hong Kong	8,987,027	61.01%
CID Greater China Venture Capital Fund III, LP 28F, 97 Tun Hwa S. Rd. Sec 2, Taipei	1,269,036	8.62%

          In connection with the exchange transaction pursuant to which we acquired our operating subsidiary, Mr. Cai Yangbo became our majority shareholder, holding approximately 61% of our outstanding common stock. Mr. Cai Yangbo has entered into an option agreement with Mr. Zhan Youdai, pursuant to which Mr. Zhan Youdai has the option, commencing February 20, 2011, to acquire all of the outstanding shares of our common stock held by Mr. Cai Yangbo. If Mr. Youdai exercises the option pursuant to the option agreement, it could result in a change in control of the Company.

DESCRIPTION OF CAPITAL STOCK

General

          Our authorized capital stock consists of 100,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value.

          On October 8, 2010, our board of directors and our shareholders, acting by written consent, approved an amendment to our articles of incorporation to increase our authorized number of shares of common stock from one hundred million 100,000,000 shares to two hundred million 200,000,000 shares and to effect a forward stock split at a ratio of two and a half (2.5) shares for one (1) share. We filed a preliminary information statement on Schedule 14C with the Securities and Exchange Commission relating to the approval of the amendment by our Majority Shareholder acting by written consent. We expect to file the amendment with the Nevada Secretary of State promptly following the lapse of the 20 calendar day period following the mailing of this Information Statement to our shareholders.

Common stock

          As of October 8, 2010, there were 14,729,756 shares of common stock outstanding that were held of record by approximately 500 shareholders. Holders of our common stock are entitled to one vote per share on all matters to be voted upon by the shareholders. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities. The common stock has no preemptive, conversion or other rights to subscribe for additional securities. There are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that we may designate and issue in the future.

          We have never declared or paid any cash dividends on our common stock. For the foreseeable future, we intend to retain any earnings to finance the development and expansion of our business, and we do not anticipate paying any cash dividends on our common stock. Any future determination to pay dividends will be at the discretion of our board of directors and will depend upon our financial condition, operating results, capital requirements, any contractual restrictions, future prospects, applicable Nevada law and such other factors as our board of directors may deem appropriate.

          We have reserved, without giving effect to the Forward Stock Split, an aggregate of 2,723,640 shares of common stock for issuance pursuant to the terms of the 2010 Plan and outstanding securities that are exercisable for, convertible into or exchangeable for shares of our common stock.

Preferred Stock

          As of October 8, 2010, we had no shares of preferred stock outstanding. Our preferred stock may be divided into such number or series as our board of directors may determine. Our board of directors is authorized to determine and alter the rights, preferences and privileges granted to and imposed upon any wholly unissued series of preferred stock, and to fix the number of shares of any series of preferred stock and the designation of any such series of preferred stock. Our board of directors, within the limits and restrictions stated in any resolutions of our board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. The following summary is qualified in its entirety by reference to our articles of incorporation and bylaws, copies of which are filed as exhibits to our previous filings with the Securities and Exchange Commission and are incorporated herein by this reference.

Anti-Takeover Implications

          The combined effect of the forward stock split and the increase in our authorized common stock will result in an increase in the number of authorized but unissued shares of our common stock. Under certain circumstances this could have an anti-takeover effect. For example, it may be possible for our board of directors to delay or impede a takeover or transfer of control of the Company by causing such authorized shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of the Company and our shareholders. The increased authorized but unissued shares therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increased number of unissued shares may limit the opportunity for the Company shareholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the increased unissued shares may have the effect of permitting the Company’s current management, including our current board of directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. Our board of directors is not aware of any attempt to take control of the Company and the board of directors did not approve the increase in the authorized shares with the intent that it be utilized as a anti-takeover device.

Limitations of Director Liability and Indemnification Directors, Officers and Employees

          Under Sections 78.751 and 78.752 of the NRS, the Company has broad powers to indemnify and insure its directors and officers against liabilities they may incur in their capacities as such. The Company’s bylaws implement the indemnification and insurance provisions permitted by Chapter 78 of the NRS by providing that:

•

The registrant must indemnify its directors to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes and may, if and to the extent authorized by the registrant’s board of directors, so indemnify its officers and any other person whom it has power to indemnify against liability, reasonable expense or other matter whatsoever.

•

The registrant may at the discretion of its board of directors purchase and maintain insurance on behalf of the registrant and any person whom it has power to indemnify pursuant to law, its articles of incorporation, its bylaws or otherwise.

          These indemnification provisions may be sufficiently broad to permit indemnification of our directors and officers for liabilities (including reimbursement of expenses incurred) arising under the Securities Act.

          Our articles of incorporation provides that none of our directors or officers shall be personally liable to us or our shareholders for monetary damages for a breach of fiduciary duty as a director or officer provided, however, that the foregoing provisions shall not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Limitations on liability provided for in our articles of incorporation do not restrict the availability of non-monetary remedies and do not affect a director’s responsibility under any other law, such as the federal securities laws or state or federal environmental laws.

          We believe that these provisions will assist us in attracting and retaining qualified individuals to serve as executive officers and directors. The inclusion of these provisions in our articles of incorporation may have the effect of reducing a likelihood of derivative litigation against our directors and may discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited us or our shareholders.

          Our bylaws provide that we will indemnify our directors to the fullest extent provided by the NRS and we may, if and to the extent authorized by our board of directors, so indemnify our officers and other persons whom we have the power to indemnify against liability, reasonable expense or other matters.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, we will (unless in the opinion of our counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

          Prior to the consummation of an exchange transaction pursuant to which we acquired our operating subsidiary, the management and oversight of the Company required less than four (4) hours per month. Because the Company’s sole officer and director was engaged in other full-time income producing activities, the Company’s sole officer or director did not receive any compensation from the Company.

Summary Compensation Table— Fiscal Years Ended December 31, 2009 and 2008

          The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons (the “Named Executive Officers”) for services rendered in all capacities during the noted periods. No other executive officers received total annual compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Stock Incentive Plan Compensation Earnings ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yang Yongjie Principal Executive Officer (1)	2009	--	--	--	--	--	--	--	--
Timothy P. Halter, Former Executive Officer (2)	2009 2008	-- --	-- --	-- --	-- --	-- --	-- --	-- --	-- --

______________________________________
(1) Mr. Yongjie served as our principal executive officer commencing November 4, 2009 until August 20, 2010.

(2) Mr. Halter served as our principal executive officer from our formation in May 2008 until November 4, 2009.

Employment Agreements

          We do not currently have employment agreements with our Named Executive Officers.

Potential Payments Upon Termination of Employment or Change in Control

          We do not currently have any arrangements that will result in payments to our Named Executive Officers upon termination of their employment or a change in control of the Company.

Grants of Plan-Based Awards

          During the year ended December 31, 2009, there were no grants of plan-based awards to our Named Executive Officers.

Option Exercises and Stock Vested

          During the year ended December 31, 2009, there were no option exercises or vesting of stock awards to our Named Executive Officers.

Outstanding Equity Awards at Fiscal Year End

          None of our executive officers received any equity awards, including, options, restricted stock or other equity incentives during the fiscal year ended December 31, 2009.

Compensation of Directors

          During the 2009 and 2008 fiscal years, no member of our board of directors received any compensation for his services as a director.

Equity Compensation Plan Information

          The following table sets forth information concerning the shares of common stock that may be issued upon exercise of options under all of our equity compensation plans except for the 2010 Plan as of October 8, 2010.

Number of
securities
remaining
available for future
	Number of		issuance under
	securities to be		equity
	issued upon	Weighted-average	compensation
	exercise of	exercise price of	plans (excluding
	outstanding	outstanding	the securities
	options, warrants	options, warrants	reflected in column
	and rights	and rights	(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	--	--
Equity compensation plans not approved by security holders	--	--	--
Total	--	--	--

CHANGE IN CONTROL TRANSACTION

          On August 20, 2010, we entered into an exchange agreement (the “Exchange Agreement”), by and among the Company, Sino Oriental Agriculture Group Limited, a British Virgin Islands company (“Sino Oriental”), and the shareholders of Sino Oriental (the “Sino Oriental Shareholders”). The transactions contemplated by the Exchange Agreement were consummated on August 20, 2010 (the “Closing Date”). A copy of the Exchange Agreement has been filed with the Securities and Exchange Commission as Exhibit 2.1 to a Current Report on Form 8-K that was filed on August 25, 2010. In connection with the Exchange Agreement, there was a change of control of the Company.

          Prior to the Closing Date, we had 5,000,004 shares of stock outstanding. On August 20, 2010, we entered into a share cancellation agreement with Mr. Yang Yongjie (the “Share Cancellation Agreement”) pursuant to which Mr. Yang agreed to surrender for redemption 3,895,272 shares of our outstanding common stock previously issued to Mr. Yang. As a result of the Share Cancellation Agreement, we had 1,104,732 shares of common stock outstanding.

          Under the terms of the Exchange Agreement, we acquired 100% of the outstanding capital stock of Sino Oriental in exchange for our issuance of 11,685,617 shares of our common stock to the Sino Oriental Shareholders (the “Exchange”).

          In addition, concurrent with the closing under the Exchange Agreement, we closed a private placement of securities to a group of accredited investors, including 1,939,407 units, each consisting of one share of common stock and one warrant to purchase one fifth shares of common stock for an aggregate purchase price of $15.3 million or $7.88 per unit (the “Private Placement”). The total number of shares of common stock issuable upon exercise of the warrants issued to investors is 387,881. In connection with the Private Placement we also issued certain placement agents and financial advisors an aggregate of 135,759 warrants. All of the warrants issued in the Private Placement are exercisable at a price of $9.45 per share for a period of three years from the date of issuance.

          Following the Exchange and the Private Placement, we now have 14,729,756 shares of common stock issued and outstanding. The former Sino Oriental Shareholders own approximately 79.3% of the issued and outstanding shares of our common stock, and the investors in the Private Placement and the shareholders of the Company immediately prior to the Exchange own approximately 13.2% and 7.5% of our outstanding common stock, respectively.

          In connection with the Exchange, Mr. Cai Yangbo, a former shareholder of Sino Oriental, became our majority shareholder, holding approximately 61% of our outstanding common stock. Mr. Cai Yangbo has entered into an option agreement with Mr. Zhan Youdai, pursuant to which Mr. Zhan Youdai has the option, commencing six months after the Closing Date, to acquire all of the outstanding shares of our common stock held by Mr. Cai Yangbo.

DELIVERY OF DOCUMENTS TO
MULTIPLE SHAREHOLDERS SHARING AN ADDRESS

          Some banks, brokers and other nominee record holders participate in the practice of “householding.” This means that only one copy of this Information Statement may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy to any shareholder upon written or oral request. To make such a request, please contact us at Corporate Secretary, Shuinan Industrial Area, Songxi County, Fujian Province 353500, China. Any shareholder who wants to receive separate copies of any future annual report, proxy statement or information statement, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact his or her bank, broker, or other nominee record holder, or he or she may contact us at the above address and phone number.

WHERE YOU CAN FIND MORE INFORMATION

          We are subject to the information reporting requirements of the Exchange Act, and, in accordance with these requirements, we are required to file periodic reports and other information with the Securities and Exchange Commission. The reports and other information filed by us with the Securities and Exchange Commission may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission as described below.

          You may copy and inspect any materials that we file with the Securities and Exchange Commission at its Public Reference Room at 100 F Street, N.E., Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information about the operation of the public reference rooms. The Securities and Exchange Commission also maintains an internet website at http://www.sec.gov that contains our filed reports, proxy and information statements, and other information that we file electronically with the Securities and Exchange Commission. Additionally, we make these filings available, free of charge, on our website at www.telanetix.com as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the Securities and Exchange Commission. The information on our website, other than these filings, is not, and should not be, considered part of this prospectus, is not incorporated by reference into this document, and should not be relied upon in connection with making any investment decision with respect to our common stock.

          As a matter of regulatory compliance, we are furnishing you this Information Statement which describes the purpose and effect of the approval of the amendment to the articles of incorporation to change the name of our company, effect the forward stock split and increase the authorized shares of common stock and the adoption of the 2010 Plan. Your consent to the approval of the amendment to the articles of incorporation and the 2010 Plan is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our shareholders with information required by the rules and regulations of the Securities Exchange Act of 1934, as amended, and Section 78.370 of the Nevada Revised Statutes.

DOCUMENTS INCORPORATED BY REFERENCE

          The Company’s periodic report on Form 8-K/A (the “Form 8-K/A”) filed with the Securities and Exchange Commission on August 20, 2010 is incorporated herein by reference. The Form 8-K/A contains important information about the Company and its financial condition including financial statements of the Company for the years ended December 31, 2009 and 2008.

          Copies of the Form 8-K/A are being mailed along with this Information Statement to the holders of record on the Record Date of the outstanding shares of our common stock.

          The information incorporated by reference should be considered part of this Information Statement except for any information superseded by information contained in this Information Statement.

          We have not authorized anyone to give any information or make any representation about us or the subject matter of this Information Statement or that differs from, or adds to, the information in this Information Statement or in our documents that are publicly filed with the SEC. If anyone does give you different or additional information, you should not rely on it.

By order of the Board of Directors:

/s/ Zhan Youdai

Zhan Youdai
Chief Executive Officer and Director

October 12, 2010

APPENDIX A

CHARTER AMENDMENT

090501

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation

(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)

(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

SMSA PALESTINE ACQUISITION CORP.

2. The articles are: (mark only one box) ☐ **Restated** ☒ **Amended and Restated**

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☒ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☒ Articles have been deleted.

☒ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

Amended Articles: Article I Name; Article III Capital Stock
Deleted Articles: Article IV Governing Board; Article V Incorporator; Article VI Resident Agent

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Restated Articles
Revised: 10-16-09

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

Asia Green Agriculture Corporation

          Pursuant to the provisions of Section 78.403 of the Nevada Revised Statues, the undersigned corporation adopts the following Amended and Restated Articles of Incorporation as of this date:

ARTICLE I

NAME

          The name of this Corporation shall be: Asia Green Agriculture Corporation.

ARTICLE II

PURPOSE

          The purpose for which said Corporation is formed and the nature of the objects proposed to be transacted and carried on by it is to engage in any and all lawful activity, as provided by the laws of the State of Nevada.

ARTICLE III

CAPITAL STOCK

          The total number of shares of all classes of capital stock which the Company shall have authority to issue is 210,000,000 shares (“Capital Stock”). The classes and the aggregate number of shares of each class of Capital Stock that the Company shall have authority to issue are as follows: (a) 200,000,000 shares of common stock, $0.001 par value (“Common Stock”); and 10,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock”). The shares of Preferred Stock may be issued from time to time in one or more classes or series as may from time to time be determined by the board of directors. Each such class or series shall be distinctly designated. All shares of any one class or series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The voting powers, designations, preferences, limitations, restrictions and relative rights thereof, if any, may differ from those of any and all other series at any time outstanding. The board of directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular class or series of Preferred Stock, the number of shares, voting powers, designations, preferences, limitations, restrictions and relative rights of each such class or series.

          Upon the filing and effectiveness (the “Effective Time”) pursuant to the Nevada Revised Statutes of the Amended and Restated Articles of Incorporation of the Corporation, each one (1) share of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be split, reconstituted and converted into two and a half (2.5) shares of Common Stock (the “Forward Stock Split”). No fractional shares shall be issued in connection with the Forward Stock Split. Stockholders who otherwise would be entitled to receive a fractional share of Common Stock shall receive one whole share of Common Stock in lieu of the fractional share.

ARTICLE IV

INDEMNIFICATION OF OFFICERS AND DIRECTORS

          The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding. whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes as such statutes may be amended from time to time.

ARTICLE V

LIMITATION ON LIABILITY

          No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer, provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of an Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modified.

ARTICLE VI

ACQUISITION OF CONTROLLING INTEREST

          The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Amended and Restated Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE VII

COMBINATIONS WITH INTERESTED STOCKHOLDERS

          The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

* * * * *

          IN WITNESS WHEREOF, I have hereunto subscribed my name this _____ day of _______________, 2010.

_________________________________________
Zhan Youdai, Chief Executive Officer

APPENDIX B

2010 PLAN

SMSA PALESTINE ACQUISITION CORP.
2010 STOCK INCENTIVE PLAN
(Effective as of October 8, 2010)

SECTION 1. INTRODUCTION.

               The Company’s Board of Directors adopted the Plan to be effective on the Effective Date and conditioned on and subject to obtaining Company stockholder approval. The Plan was approved by Company stockholders on the Stockholder Approval Date. Awards granted under the Plan prior to the Stockholder Approval Date may not be exercised or Shares released to any Participant until such stockholder approval is obtained.

               The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Selected Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Selected Employees to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

               The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Restricted Stock Grants and/or Stock Units.

               Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Stock Option Agreement, SAR Agreement, Restricted Stock Grant Agreement or Stock Unit Agreement.

SECTION 2. DEFINITIONS.

               (a)      “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual’s “Service,” this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

               (b)      “Award” means any award of an Option, SAR, Restricted Stock Grant or Stock Unit under the Plan.

               (c)      “Board” means the Board of Directors of the Company, as constituted from time to time.

               (d)      “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company. Cashless Exercise may also be utilized to satisfy an Option’s tax withholding obligations as provided in Section 14(b).

               (e)      “Cause” means, except as may otherwise be provided in a Participant employment agreement or applicable Award agreement (and in such case the employment agreement or Award agreement shall govern as to the definition of Cause), (i) a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or (ii) a Participant’s misconduct, fraud, disloyalty or dishonesty (as such terms may be defined by the Committee in its sole discretion), or (iii) any unauthorized use or disclosure of confidential information or trade secrets by a Participant, or (iv) a Participant’s negligence, malfeasance, breach of fiduciary duties, neglect of duties, or (v) any material violation by a Participant of a written Company or Subsidiary or Affiliate policy or any material breach by a Participant of a written agreement with the Company or Subsidiary or Affiliate, or (vi) any other act or omission by a Participant that, in the opinion of the Committee, could reasonably be expected to adversely affect the Company’s or a Subsidiary’s or an Affiliate’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (vi), whether or not a “Cause” event has occurred will be determined by the Committee in its sole discretion or, in the case of Participants who are Directors or Officers or Section 16 Persons, the Board, each of whose determination shall be final, conclusive and binding. A Participant’s Service shall be deemed to have terminated for Cause if, after the Participant’s Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant.

               (f)      “Change in Control” except as may otherwise be provided in a Participant employment agreement or applicable Award agreement (and in such case the employment agreement or Award agreement shall govern as to the definition of Change in Control), means any of the following:

(i)       the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person;

(ii)      the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions;

(iii)     any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock;

(iv)      the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property; or

(v)      the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination).

               A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

               (g)      “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

               (h)      “Committee” means a committee consisting of members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan. If no Committee has been appointed, the full Board shall constitute the Committee.

               (i)      “Common Stock” means the Company’s common stock, $0.001 par value per Share, and any other securities into which such shares are changed, for which such shares are exchanged or which may be issued in respect thereof.

               (j)      “Company” means SMSA Palestine Acquisition Corp. (or any subsequent name of such entity), a Nevada corporation, or any successor-in-interest to SMSA Palestine Acquisition Corp.

               (k)      “Consultant” means an individual or entity which performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee Director.

               (l)      “Covered Employees” means those individuals whose compensation is subject to the deduction limitations of Code Section 162(m).

               (m)      “Director” means a member of the Board who is also an Employee.

               (n)      “Disability” means, except as may otherwise be provided in a Participant employment agreement or applicable Award agreement (and in such case the employment agreement or Award agreement shall govern as to the definition of Disability), that the Participant is classified as disabled under a long-term disability policy of the Company or, if no such policy applies, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Disability of a Selected Employee shall be determined solely by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances.

               (o)      “Effective Date” means October 8, 2010.

               (p)      “Employee” means any individual who is a common-law employee of the Company, or of a Parent, or of a Subsidiary or of an Affiliate.

               (q)      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

               (r)      “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.

               (s)      “Fair Market Value” means the market price of a Share, determined by the Committee as follows:

               (i)       If the Shares were traded on a stock exchange (such as the New York Stock Exchange, NYSE Amex, the NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, or if there were no sales on such date, on the last date preceding such date on which a closing price was reported;

               (ii)      If the Shares were traded on the OTC Bulletin Board at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Bulletin Board for such date, or if there were no sales on such date, on the last date preceding such date on which a sale was reported; and

               (iii)     If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.

               Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Bulletin Board, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication). Such determination shall be conclusive and binding on all persons.

               (t)      “Fiscal Year” means the Company’s fiscal year.

               (u)      “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

               (v)      “Net Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, an arrangement pursuant to which the number of Shares issued to the Optionee in connection with the Optionee’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares. Upon such a net exercise of an Option, the Optionee will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date. The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Optionee. No fractional Shares will be created as a result of a Net Exercise and the Optionee must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii). The number of Shares delivered to the Optionee may be further reduced if Net Exercise is utilized under Section 14(b) to satisfy applicable tax withholding obligations.

               (w)      “Non-Employee Director” means a member of the Board who is not an Employee.

               (x)      “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

               (y)      “Officer” means an individual who is an officer of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

               (z)      “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase a specified number of Shares, at such times and applying a specified Exercise Price, as provided in the applicable Stock Option Agreement.

               (aa)     “Optionee” means an individual, estate or other entity that holds an Option.

               (bb)     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the Effective Date shall be considered a Parent commencing as of such date.

               (cc)     “Participant” means an individual or estate or other entity that holds an Award.

               (dd)     “Performance Goals” means one or more objective performance targets established for a Participant which may be described in terms of Company-wide objectives and/or objectives that are related to the performance of the individual

Participant or a Parent, Subsidiary, Affiliate, division, department or function within the Company or entity in which the Participant is employed, and such targets may be applied either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. Any Performance Goals that are included in an Award in order to make such Award qualify as performance-based compensation under Code Section 162(m) shall be limited to one or more of the following target objectives: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization, or EBITDA; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) economic value added, or EVA; (xiv) stock price; (xv) price/earnings ratio; (xvi) debt or debt-to-equity; (xvii) accounts receivable; (xviii) writeoffs; (xix) cash; (xx) assets; (xxi) liquidity; (xxii) operations; (xxiii) research or related milestones; (xxiv) business development; (xxv) intellectual property (e.g., patents); (xxvi) product development; (xxvii) regulatory activity; (xxviii) information technology; (xxix) financings; (xxx) product quality control; (xxxi) management; (xxxii) human resources; (xxxiii) corporate governance; (xxxiv) compliance program; (xxxv) legal matters; (xxxvi) internal controls; (xxxvii) policies and procedures; (xxxviii) accounting and reporting; (xxxix) strategic alliances, licensing and partnering; (xl) site, plant or building development; (xli) mergers and acquisitions or divestitures; and/or (xlii) Company advancement milestones. Awards issued to individuals who are not Covered Employees (or which are not intended to qualify as performance-based compensation under Code Section 162(m)) may take into account other (or no) factors.

               (ee)     “Performance Period” means any period of time as determined by the Committee, in its sole discretion. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.

               (ff)     “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

               (gg)     “Plan” means this Company 2010 Stock Incentive Plan as it may be amended from time to time.

               (hh)     “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)).

               (ii)     “Restricted Stock Grant” means Shares awarded under the Plan as provided in Section 9.

               (jj)     “Restricted Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Restricted Stock Grant.

               (kk)     “SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.

               (ll)     “SEC” means the Securities and Exchange Commission.

               (mm) “Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.

               (nn)     “Securities Act” means the Securities Act of 1933, as amended.

               (oo)     “Selected Employee” means an Employee, Consultant, Director, or Non-Employee Director who has been selected by the Committee to receive an Award under the Plan.

               (pp)     “Separation From Service” means a Participant’s separation of service with the Company within the meaning of Code Section 409A.

               (qq)     “Service” means service as an Employee, Director, Non-Employee Director or Consultant. Service will be deemed terminated as soon as the entity to which Service is being provided is no longer either (i) the Company, (ii) a Parent, (iii) a Subsidiary or (iv) an Affiliate. The Committee determines when Service commences and when Service terminates. The Committee may determine whether any Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in termination of Service for purposes of any affected Awards, and the Committee’s decision shall be final, conclusive and binding.

               (rr)     “Share” means one share of Common Stock.

               (ss)     “Specified Employee” means a Participant who is considered a “specified employee” within the meaning of Code Section 409A.

               (tt)     “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan which provides the holder with a right to potentially receive, in cash and/or Shares, value with respect to a specific number of Shares, as provided in Section 8.

               (uu)     “Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.

               (vv)     “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan and as provided in Section 10.

               (ww)    “Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of Stock Units.

               (xx)     “Stockholder Approval Date” means October [•], 2010.

               (yy)     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Effective Date shall be considered a Subsidiary commencing as of such date.

               (zz)     “Termination Date” means the date on which a Participant’s Service terminates.

               (aaa)   “10-Percent Shareholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

               (a)      Committee Composition. A Committee appointed by the Board shall administer the Plan. Unless the Board provides otherwise, the Board’s Compensation Committee (or a comparable committee of the Board) shall be the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

               To the extent required, the Committee shall have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to be able to qualify as performance-based compensation as provided under Code Section 162(m) (to the extent such Awards are intended to qualify as performance-based compensation).

               The Board may also appoint one or more separate committees of the Board, each composed of directors of the Company who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Selected Employees who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Selected Employees and may determine all terms of such Awards. To the extent permitted by applicable law, the Board may also appoint a committee, composed of one or more officers of the Company, that may authorize Awards to Employees (who are not Section 16 Persons or Covered Employees) within parameters specified by the Board and consistent with any limitations imposed by applicable law.

               Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

               (b)      Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include without limitation:

(i)       determining Selected Employees who are to receive Awards under the Plan;

(ii)      determining the type, number, vesting requirements, Performance Goals (if any) and their degree of satisfaction, and other features and conditions of such Awards and amending such Awards;

(iii)     correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any Award agreement;

(iv)      accelerating the vesting, or extending the post-termination exercise term, or waiving restrictions, of Awards at any time and under such terms and conditions as it deems appropriate;

(v)       Re-Pricing outstanding Options or SARs, without the approval of Company stockholders;

(vi)      interpreting the Plan and any Award agreements;

(vii)     making all other decisions relating to the operation of the Plan; and

(viii)   granting Awards to Selected Employees who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopting such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.

               The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final, conclusive and binding on all persons. The Committee’s decisions and determinations need not be uniform and may be made selectively among Participants in the Committee’s sole discretion. The Committee’s decisions and determinations will be afforded the maximum deference provided by applicable law.

               (c)      Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons (including without limitation Employees and Officers) who are delegated by the Board or Committee to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Restricted Stock Grant Agreement or Stock Unit Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. GENERAL.

               (a)      General Eligibility. Only Employees, Consultants, Directors and Non-Employee Directors shall be eligible for designation as Selected Employees by the Committee.

               (b)      Incentive Stock Options. Only Selected Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Selected Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied. If and to the extent that any Shares are issued under a portion of any Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Committee and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code and by accepting an Option the Participant agrees in advance to such disqualifying action.

               (c)      Buyout of Awards. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents (including without limitation Shares valued at Fair Market Value that may or may not be issued from this Plan) an Award previously granted or (ii) authorize a Participant to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

               (d)      Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such Company policies, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

               (e)      Beneficiaries. A Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

               (f)      Performance Goals. The Committee may, in its discretion, include Performance Goals or other performance objectives in any Award. If Performance Goals are included in Awards to Covered Employees in order to enable such Awards to qualify as performance-based compensation under Code Section 162(m), then such Awards will be subject to the achievement of such Performance Goals that will be established and administered pursuant to the requirements of Code Section 162(m) and as described in this Section 4(f). If an Award is intended to qualify as performance-based compensation under Code Section 162(m) and to the extent required by Code Section 162(m), the Committee shall certify in writing the degree to which the Performance Goals have been satisfied before any Shares underlying an Award or any Award payments are released to a Covered Employee with respect to a Performance Period. Without limitation, the approved minutes of a Committee meeting shall constitute such written certification. With respect to Awards that are intended to qualify as performance-based compensation under Code Section 162(m), the Committee may adjust the evaluation of performance under a Performance Goal (to the extent permitted by Code Section 162(m)) to remove the effects of certain events including without limitation the following:

          (i)       asset write-downs or discontinued operations,

          (ii)      litigation or claim judgments or settlements,

          (iii)     material changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results,

          (iv)      reorganizations or restructuring programs or divestitures or acquisitions, and/or

          (v)       extraordinary non-recurring items as described in applicable accounting principles and/or items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence.

          Notwithstanding satisfaction of any completion of any Performance Goal, to the extent specified at the time of grant of an Award, the number of Shares, Options, SARs, Restricted Stock Units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. Awards with Performance Goals or performance objectives (if any) that are granted to Selected Employees who are not Covered Employees or any

Awards to Covered Employees which are not intended to qualify as performance-based compensation under Code Section 162(m) need not comply with the requirements of Code Section 162(m).

               (g)      No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder (including without limitation voting rights or dividend or distribution rights) with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock and has satisfied any applicable withholding or tax obligations relating to the Award and the Common Stock has been issued to the Participant. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Common Stock is issued, except as expressly provided in Section 11.

               (h)      Termination of Service. Unless the applicable Award agreement or employment agreement provides otherwise (and in such case, the Award or employment agreement shall govern as to the consequences of a termination of Service for such Awards), the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option or SAR as applicable):

(i)       if the Service of a Participant is terminated for Cause, then all Options, SARs, unvested portions of Stock Units and unvested portions of Restricted Stock Grants shall terminate and be forfeited immediately without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire Shares underlying the forfeited Awards);

(ii)      if the Service of Participant is terminated due to the Participant's death or Disability, then the vested portion of his/her then-outstanding Options/SARs may be exercised by such Participant or his or her personal representative within six months after the Termination Date and all unvested portions of any outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire Shares underlying the forfeited Awards); and

(iii)     if the Service of Participant is terminated for any reason other than for Cause or other than due to death or Disability, then the vested portion of his/her then-outstanding Options/SARs may be exercised by such Participant within three months after the Termination Date and all unvested portions of any outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire Shares underlying the forfeited Awards).

               (i)      Code Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to comply with the requirements of

Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements, provided that no such action shall adversely affect any outstanding Award with the consent of the affected Participant. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a Specified Employee, then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such separation from service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s separation from service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A.

               (j)      Suspension or Termination of Awards. If at any time (including after a notice of exercise has been delivered) the Committee (or the Board), reasonably believes that a Participant has committed an act of Cause (which includes a failure to act), the Committee (or Board) may suspend the Participant’s right to exercise any Option or SAR (or vesting of Restricted Stock Grants or Stock Units) pending a determination of whether there was in fact an act of Cause. If the Committee (or the Board) determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise any outstanding Option or SAR whatsoever and all of Participant’s outstanding Awards shall then terminate without consideration. Any determination by the Committee (or the Board) with respect to the foregoing shall be final, conclusive and binding on all interested parties.

               (k)      Electronic Communications. Subject to compliance with applicable law and/or regulations, an Award agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants by electronic media.

               (l)      Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

               (m)      Liability of Company. The Company (or members of the Board or Committee) shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder or (b) any unexpected or adverse tax consequence or any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise or settlement of any Award granted under this Plan.

               (n)      Reformation. In the event any provision of this Plan shall be held illegal or invalid for any reason, such provisions will be reformed by the Board if possible and to the extent needed in order to be held legal and valid. If it is not possible to reform the illegal or invalid provisions then the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

               (o)      Director Fees. If the Board affirmatively determines to implement this Section 4(o), then each Non-Employee Director may be awarded either a Restricted Stock Grant or Stock Units in accordance with the terms and conditions contained in this Section 4(o).

(i)       Participation Elections. Each Non-Employee Director may elect to receive a Restricted Stock Grant (or Stock Units) under the Plan in lieu of payment of a portion of his or her annual cash retainer (which excludes any meeting or committee cash fees). Such an election may be for any dollar or percentage amount equal to at least 50% of the Non-Employee Director’s annual cash retainer (up to a limit of 100% of the annual cash retainer of Non-Employee Directors). The election must be made prior to the beginning of the annual board of directors cycle which shall be any twelve month continuous period designated by the Board (the “Board Cycle”) and such election may need to be made earlier as necessary to comply with Code Section 409A. Any amount of the annual retainer not elected to be received as a Restricted Stock Grant or Stock Units shall be payable in cash in accordance with the Company’s standard payment procedures.

(ii)      Grants of Stock. As soon as reasonably practicable following the commencement of each Board Cycle, each Non-Employee Director who has timely made the election described in Section 4(o)(i) with respect to that Board Cycle shall be granted a number of Shares pursuant to a Restricted Stock Grant (or Stock Units) having a fair market value equivalent to the amount of the annual cash retainer elected to be received as a Restricted Stock Grant (or Stock Units) under Section 4(o)(i) for such Board Cycle, rounded down to the nearest full Share. Such Restricted Stock Grant (or Stock Units) will be evidenced by an executed Restricted Stock Grant Agreement (or Stock Unit Agreement) between the Company and the electing Non-Employee Director. Such Restricted Stock Grant (or Stock Units) may (or may not) be subject to vesting conditions at grant.

 (iii)     Other Terms. Shares (or Stock Units) granted under this Section 4(o) shall otherwise be subject to the terms of the Plan applicable to Non-Employee Directors or to Participants generally (other than provisions specifically applying only to Employees).

     (p)      Successor Provision. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

     (q)      Governing Law. This Plan and all Awards shall be construed in accordance with and governed by the laws of the State of Nevada, but without regard to its conflict of law provisions. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Nevada to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS.

     (a)      Basic Limitations. The Common Stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. Subject to adjustment as provided in Sections 5(b) and 11, the maximum aggregate number of Shares that may be issued:

          (i)      under the Plan shall not exceed 2,200,000 Shares (the “Share Limit”); and

          (ii)     pursuant to the exercise of ISOs granted under this Plan shall not exceed 2,200,000 Shares (the “ISO Limit”).

     (b)      Additional Shares. Subject to adjustment as provided in Section 11, the numerical Share issuance limits set forth in Section 5(a) shall be each increased on January 1, 2011 and on each subsequent January 1 through and including January 1, 2020, by a number of Shares (the “Annual Increase”) equal to the lesser of (i) four percent (4%) of the number of Shares issued and outstanding on the immediately preceding December 31, or (ii) 750,000 Shares, or (iii) an amount determined by the Board.

     (c)      Share Utilization. If Awards are forfeited or are terminated for any reason other than being exercised, then the Shares underlying such forfeited Awards shall not be counted against the Share Limit. If exercised SARs or Stock Units are settled in Shares, then only the number of Shares (if any) actually issued in settlement of such SARs or Stock Units shall be counted against the Share Limit. If a Participant pays the Exercise Price by Net Exercise or by surrendering previously owned Shares (or by stock attestation) and/or, as permitted by the Committee, pays any withholding tax obligation with respect to an Award by Net Exercise or by electing to have Shares withheld or surrendering previously owned Shares (or by stock attestation), the surrendered Shares and the Shares withheld to pay taxes shall not count toward the Share Limit. Any Shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided in Sections 6(e), 8(f), 9(e) or 10(e)) shall not be counted against the Share Limit or ISO Limit.

               (d)      Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be counted against the Share Limit.

               (e)      Code Section 162(m) Limits. For so long as: (x) the Company is a “publicly held corporation” within the meaning of Code Section 162(m) and (y) the deduction limitations of Code Section 162(m) are applicable to Awards granted to the Company’s Covered Employees under this Plan, then the limits specified below in this Section 5(e) shall be applicable to Awards issued under the Plan that are intended to qualify as performance-based compensation under Code Section 162(m).

               (i)       Limits on Options. No Selected Employee shall receive Options to purchase Shares during any Fiscal Year that in the aggregate cover in excess of 750,000 Shares.

               (ii)      Limits on SARs. No Selected Employee shall receive Awards of SARs during any Fiscal Year that in the aggregate cover in excess of 750,000 Shares.

               (iii)     Limits on Restricted Stock Grants. No Selected Employee shall receive Restricted Stock Grants during any Fiscal Year that in the aggregate cover in excess of 750,000 Shares.

               (iv)      Limits on Stock Units. No Selected Employee shall receive Stock Units during any Fiscal Year that in the aggregate cover in excess of 750,000 Shares.

               (v)       Limit on Total Amount of All Awards. No Selected Employee shall receive Awards during any Fiscal Year in excess of the aggregate amount of 750,000 Shares, whether such Awards are in the form of Options, SARs, Restricted Stock Grants and/or Stock Units.

               (vi)      Increased Limits for First Year of Employment. The numerical limits expressed in the foregoing subparts (i) through (v) shall in each case be increased to 1,500,000 Shares with respect to Awards granted to a Selected Employee during the Fiscal Year of the Selected Employee’s commencement of employment with the Company or during the first Fiscal Year that the Selected Employee becomes a Covered Employee.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

               (a)      Stock Option Agreement. Each Award of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.

Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO and if not specified then the Option shall be an NSO.

               (b)      Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

               (c)      Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. Except with respect to outstanding stock options being assumed or Options being granted in exchange for cancellation of options granted by another issuer as provided under Section 6(e), the Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for ISO Grants to 10-Percent Shareholders) on the date of Award.

               (d)      Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option provided, however, that the term of an Option shall in no event exceed ten years from the date of Award (and may be for a shorter period of time than ten years). An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five years. No Option can be exercised after the expiration date specified in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated vesting/exercisability in the event of the Participant’s death, or Disability or other events. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested (an “early exercise”), subject to the Company’s right of repurchase at the original Exercise Price of any Shares acquired under the unvested portion of the Option which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option and the Committee may specify a minimum number of Shares that must be purchased in any one Option exercise.

               (e)      Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding stock options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. For the avoidance of doubt, the Committee may in its discretion Re-Price outstanding Options. No modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

               (f)      Assignment or Transfer of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by Optionee or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 7. PAYMENT FOR OPTION SHARES.

               (a)      General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash (or check) at the time when such Shares are purchased by the Optionee, except as follows and if so provided for in an applicable Stock Option Agreement:

               (i)      In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

               (ii)     In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

               (b)      Surrender of Stock. To the extent that the Committee makes this Section 7(b) applicable to an Option in a Stock Option Agreement, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

               (c)      Cashless Exercise. To the extent that the Committee makes this Section 7(c) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made through Cashless Exercise.

               (d)      Net Exercise. To the extent that the Committee makes this Section 7(d) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made through Net Exercise.

               (e)      Other Forms of Payment. To the extent that the Committee makes this Section 7(e) applicable to an Option in a Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

               (a)      SAR Agreement. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any Performance Goals). A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.

               (b)      Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 11.

               (c)      Exercise Price. Each SAR Agreement shall specify the Exercise Price. Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of stock appreciation rights granted by another issuer as provided under Section 8(f), the Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of Award.

               (d)      Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR which shall not exceed ten years from the date of Award. No SAR can be exercised after the expiration date specified in the applicable SAR Agreement. A SAR Agreement may provide for accelerated exercisability in the event of the Participant’s death, or Disability or other events. A SAR may be included in an ISO only at the time of Award but may be included in an NSO at the time of Award or at any subsequent time, but not later than six months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

               (e)      Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable SAR agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

               (f)      Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. For the avoidance of doubt, the Committee may in its discretion Re-Price outstanding SARs. No modification of a SAR shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such SAR.

               (g)      Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. No SAR or interest therein may be assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 9. TERMS AND CONDITIONS FOR RESTRICTED STOCK GRANTS.

               (a)      Restricted Stock Grant Agreement. Each Restricted Stock Grant awarded under the Plan shall be evidenced by a Restricted Stock Grant Agreement between the Participant and the Company. Each Restricted Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the Restricted Stock Grant Agreements entered into under the Plan need not be identical.

               (b)      Number of Shares and Payment. Each Restricted Stock Grant Agreement shall specify the number of Shares to which the Restricted Stock Grant pertains and is subject to adjustment of such number in accordance with Section 11. Restricted Stock Grants may be issued with or without cash consideration under the Plan.

               (c)      Vesting Conditions. Each Restricted Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Grant Agreement. A Restricted Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

               (d)      Voting and Dividend Rights. The holder of a Restricted Stock Grant (irrespective of whether the Shares subject to the Restricted Stock Grant are vested or unvested) awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. However, any dividends received on Shares that are unvested (whether such dividends are in the form of cash or Shares) may be subject to the same vesting conditions and restrictions as the Restricted Stock Grant with respect to which the dividends were paid. Such additional Shares issued as dividends that are subject to the Restricted Stock Grant shall not reduce the number of Shares available for issuance under Section 5.

               (e)      Modification or Assumption of Restricted Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Restricted

Stock Grants or may accept the cancellation of outstanding Restricted Stock Grants (including stock granted by another issuer) in return for the grant of new Restricted Stock Grants for the same or a different number of Shares. No modification of a Restricted Stock Grant shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Restricted Stock Grant.

               (f)      Assignment or Transfer of Restricted Stock Grants. Except as provided in Section 14, or in a Restricted Stock Grant Agreement, or as required by applicable law, a Restricted Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 9(f) shall be void. However, this Section 9(f) shall not preclude a Participant from designating a beneficiary pursuant to Section 4(e) nor shall it preclude a transfer of Restricted Stock Grant Awards by will or pursuant to Section 4(e).

SECTION 10. TERMS AND CONDITIONS OF STOCK UNITS.

               (a)      Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

               (b)      Number of Shares and Payment. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Grant pertains and is subject to adjustment of such number in accordance with Section 11. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

               (c)      Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

               (d)      Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash or Common Stock dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to vesting of the Stock Units, any dividend equivalents accrued on such unvested Stock Units may be subject to the same vesting conditions and restrictions as the Stock Units to which they attach.

               (e)      Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Stock Unit.

               (f)      Assignment or Transfer of Stock Units. Except as provided in Section 14, or in a Stock Unit Agreement, or as required by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 10(f) shall be void. However, this Section 10(f) shall not preclude a Participant from designating a beneficiary pursuant to Section 4(e) nor shall it preclude a transfer of Stock Units pursuant to Section 4(e).

               (g)      Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in a Stock Unit Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty days after vesting. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

               (h)      Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENTS.

                    (a)      Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a stock split, a reverse stock split, a reclassification or other distribution of the Shares without the receipt of consideration by the Company, of or on the Common Stock, a recapitalization, a combination, a spin-off or a similar occurrence, the Committee shall make equitable and proportionate adjustments to:

               (i)       the Share Limit and ISO Limit specified in Section 5(a);

               (ii)      clause (ii) of the Annual Increase specified in Section 5(b);

               (iii)     the number and kind of securities available for Awards (and which can be issued as ISOs) under Section 5;

               (iv)      the limits on Awards issued under the Plan that are intended to qualify as performance-based compensation under Code Section 162(m) under Section 5(e);

               (v)       the number and kind of securities covered by each outstanding Award;

               (vi)      the Exercise Price under each outstanding SAR and Option; and

               (vii)     the number and kind of outstanding securities issued under the Plan.

               (b)      Participant Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 11, a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

               (c)      Fractional Shares. Any adjustment of Shares pursuant to this Section 11 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares. To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 12. EFFECT OF A CHANGE IN CONTROL.

               (a)      Merger or Reorganization. In the event that there is a Change in Control and/or the Company is a party to a merger or acquisition or reorganization or similar transaction, outstanding Awards shall be subject to the merger agreement or other applicable transaction agreement. Such agreement may provide, without limitation, that subject to the consummation of the applicable transaction, for the assumption (or substitution) of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant.

               (b)      Acceleration. Except as otherwise provided in the applicable Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Grant Agreement (and in such case the applicable Award agreement shall govern), in the event that a Change in Control occurs and there is no assumption, substitution or continuation of Awards pursuant to Section 12(a), then the Committee may in its discretion provide that all Awards shall vest and become exercisable as of immediately before such Change in Control. For avoidance of doubt, “substitution” includes, without limitation, an Award being replaced by a cash award that provides an equivalent intrinsic value (wherein intrinsic value equals the difference between the market value of a share and any exercise price).

SECTION 13. LIMITATIONS ON RIGHTS.

               (a)      Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain in Service as an Employee, Consultant, Director or Non-Employee Director of the Company, a Parent, a Subsidiary or an Affiliate or to receive any future Awards under the Plan. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any).

               (b)      Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

               (c)      Dissolution. To the extent not previously exercised or settled, all Options, SARs, Stock Units and unvested Restricted Stock Grants shall terminate immediately prior to the dissolution or liquidation of the Company and shall be forfeited to the Company without consideration.

               (d)      Clawback Policy. The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with the Clawback Policy.

SECTION 14. TAXES.

               (a)      General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

               (b)      Share Withholding. The Committee in its discretion may permit or require a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired (or by stock attestation). Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may also, in its discretion, permit or require a Participant to satisfy withholding tax obligations related to an Award through a sale of Shares underlying the Award or, in the case of Options, through Net Exercise or Cashless Exercise. The number of Shares that are withheld from an Award pursuant to this section may also be limited by the Committee, to the extent necessary, to avoid liability-classification of the Award (or other adverse accounting treatment) under applicable financial accounting rules including without limitation by requiring that no amount may be withheld which is in excess of minimum statutory withholding rates.

SECTION 15. DURATION AND AMENDMENTS.

               (a)      Term of the Plan. The Plan, as set forth herein, is effective on the Effective Date provided, however, that if the Stockholder Approval Date does not occur before the first anniversary of the Effective Date, then the Plan shall terminate as of the first anniversary of the Effective Date and any Awards granted under the Plan shall also immediately terminate without consideration to any Award holder. If the stockholders timely approve the Plan, then the Plan shall terminate on October 8, 2020 and the Plan may be terminated on any earlier date pursuant to this Section 15. This Plan will not in any way affect outstanding awards that were issued under any other Company equity compensation plans.

               (b)      Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. In addition, no such amendment or termination shall be made which would impair the rights of any Participant, without such Participant’s written consent, under any then-outstanding Award, provided that no such Participant consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard. In the event of any conflict in terms between the Plan and any Award agreement, the terms of the Plan shall prevail and govern.

SECTION 16. EXECUTION.

          To record the adoption of this Plan by the Board, the Company has caused its duly authorized Officer to execute this Plan on behalf of the Company.

SMSA PALESTINE ACQUISITION CORP.

/s/ Zhan Youdai
By: Zhan Youdai
Title: Chief Executive Officer